UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2019

CarrierEQ, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-56037	81-1188636
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

186 Lincoln Street, Third Floor, Boston, MA	02111
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (617) 841-7207

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to Current Report on Form 8-K (this “Form 8-K/A”) amends the Current Report on Form 8-K of CarrierEQ, Inc. d/b/a Airfox (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on November 19, 2019 (the “Original Form 8-K”).  The Original Form 8-K reported the resignation of Gustavo Adolfo Ferreira Ribeiro as President of Airfox Serviços E Intermediações Ltda. (“Airfox Brazil”) and as an officer of, or in any other capacity with, all Airfox Brazil and CarrierEQ, Inc. d/b/a Airfox entities. At the time of filing the Original Form 8-K, Mr. Ribeiro had not yet provided the registrant with a definitive resignation date. This Form 8-K/A is being filed solely to provide the information called for in Item 5.02(b) of Form 8-K that had not been determined at the time of filing of the Original Form 8-K.

Unless otherwise disclosed herein, the disclosures contained herein have not been updated to reflect events, results or developments that have occurred after the filing of the Original 8-K, or to modify or update those disclosures affected by subsequent events unless otherwise indicated in this Form 8-K/A. This Form 8-K/A should be read in conjunction with the Original Form 8-K and the Company’s filings made with the SEC subsequent to the Original Form 8-K, including any amendments to those filings.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 14, 2019 Gustavo Adolfo Ferreira Ribeiro informed the Company of his intention to resign as President of Airfox Serviços E Intermediações Ltda. (“Airfox Brazil”) and as an officer of, or in any other capacity with, all Airfox Brazil and Company entities. Mr. Ribeiro’s effective resignation date was November 21, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CarrierEQ, Inc.

Date: December 13, 2019	By:	/s/ Douglas de Carvalho Lopes
Douglas de Carvalho Lopes
Chief Financial Officer (Principal Financial and Accounting Officer)